Exhibit 99.1

Media contacts:			Investor/analyst contact:
Bobbie Egan	-or-	Dan Russo	Shannon Alberts
Alaska Airlines		Horizon Air	Alaska Air Group
(206) 392-5101		(206) 392-0218	(206) 392-5218

FOR IMMEDIATE RELEASE                                                                                                                                Jan. 28, 2010

ALASKA AIR GROUP REPORTS FOURTH QUARTER AND FULL-YEAR RESULTS

Fourth Quarter Financial and Other Highlights:
•
Net income, excluding special items, was $4.4 million, or $0.12 per diluted share, compared to net income excluding special items of $16.4 million, or $0.45 per diluted share, in the fourth quarter of 2008. This compares to a First Call mean estimate of $0.32 per share.

•	Net income under Generally Accepted Accounting Principles (GAAP) of $24.1 million, or $0.67 per diluted share, compared to a net loss of $75.2 million, or $2.08 per diluted share, in 2008.
•	$1.2 billion in unrestricted cash and marketable securities as of Dec. 31, 2009.
•	A $100 million contribution to Alaska’s qualified defined-benefit pension plans on Dec. 30, 2009, bringing the full-year total to nearly $150 million.

SEATTLE — Alaska Air Group, Inc. (NYSE: ALK) today reported fourth quarter 2009 net income of $24.1 million, or $0.67 per diluted share, compared to a net loss of $75.2 million, or $2.08 per diluted share, in the fourth quarter of 2008. Excluding mark-to-market fuel hedge gains of

$31.7 million ($19.7 million after tax or $0.55 per diluted share), the company reported net income of $4.4 million, or $0.12 per diluted share, in 2009 compared to net income of $16.4 million, or $0.45 per diluted share, excluding special items in the fourth quarter of 2008.

The company reported full-year 2009 net income of $121.6 million, compared to a net loss of $135.9 million in 2008.  Excluding the impact of the items noted in the table below, the company reported 2009 net income of $88.7 million, or $2.45 per diluted share, an $84.3 million improvement from the $4.4 million, or $0.12 per diluted share, in 2008.

-more-

“Our traffic and unit revenue performance, driven by positive network changes, outpaced the industry throughout the year.  This performance, combined with lower fuel costs, placed Alaska Air Group’s profitability among the best in the industry for 2009,” said Bill Ayer, chairman and chief executive officer. “This marks our sixth consecutive year of profits on an adjusted basis.”

Based on its 2009 profit and operational performance, the company will distribute a total of $76 million from its pay-for-performance incentive plans.

“Our employees’ ongoing commitment to operating reliably and providing exceptional customer service is fundamental to building a great company for the long term, and broad participation in a common gain-sharing plan helps align Alaska and Horizon employees around important performance goals,” said Ayer. “I want to thank our people for their hard work and dedication, which contributed significantly to our 2009 results.”

The following tables reconcile the company’s adjusted net income and earnings per diluted share (EPS) during the fourth quarters and full years of 2009 and 2008 to amounts as reported in accordance with GAAP (in millions except per-share amounts):

	Three months ended Dec. 31,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding items noted below	$4.4	$0.12	$16.4	$0.45
Restructuring charges, net of tax	---	---	(5.8)	(0.16)
Fleet transition costs – CRJ-700, net of tax	---	---	(4.2)	(0.12)
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	19.7	0.55	(50.3)	(1.39)
Realized losses on hedge portfolio restructuring, net of tax	---	---	(31.3)	(0.86)
Reported GAAP net income (loss)	$24.1	$0.67	$(75.2)	$(2.08)

-more-

	Twelve months ended Dec. 31,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding items noted below	$88.7	$2.45	$4.4	$0.12
Change in Mileage Plan terms, net of tax	---	---	26.5	0.73
New pilot contract transition costs, net of tax	(22.3)	(0.62)	---	---
Restructuring charges, net of tax	---	---	(8.1)	(0.22)
Fleet transition costs – MD-80, net of tax	---	---	(29.8)	(0.82)
Fleet transition costs – CRJ-700, net of tax	---	---	(8.4)	(0.23)
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	55.2	1.53	(89.2)	(2.46)
Realized losses on hedge portfolio restructuring, net of tax	---	---	(31.3)	(0.86)
Reported GAAP net income (loss)	$121.6	$3.36	$(135.9)	$(3.74)

Financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found at the end of this release.

     A conference call regarding the fourth quarter and full-year 2009 results will be simulcast via the Internet at 8:30 a.m. Pacific time on Jan. 28, 2010. It can be accessed through the company’s Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This news release contains forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2008 and revisions in Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended Sept. 30, 2009. Some of these risks include current economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, terrorist attacks, seasonal fluctuations in our financial results, an aircraft accident, changes in laws and regulations, and government fees and taxes. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

-more-

# # #

Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates 2008 and 2009 North America Airline Satisfaction StudiesSM.  For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.

Alaska Air Group, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,

(in millions, except per share amounts)	2009	2008	2009	2008
Operating Revenues:
Passenger	$766.0	$763.8	$3,092.1	$3,355.8
Freight and mail	23.6	23.2	95.9	103.6
Other - net	56.5	40.1	211.8	160.9
Change in Mileage Plan terms	-	-	-	42.3
Total Operating Revenues	846.1	827.1	3,399.8	3,662.6

Operating Expenses:
Wages and benefits	248.8	232.5	988.1	943.7
Variable incentive pay	23.8	6.4	76.0	21.4
Aircraft fuel, including hedging gains and losses	172.5	358.8	658.1	1,398.4
Aircraft maintenance	54.1	49.2	223.1	208.8
Aircraft rent	38.3	37.0	153.7	163.1
Landing fees and other rentals	57.3	54.0	223.2	223.7
Contracted services	38.0	37.8	150.6	166.1
Selling expenses	34.5	26.8	131.8	147.1
Depreciation and amortization	56.9	51.7	219.2	204.6
Food and beverage service	13.4	11.7	50.1	50.9
Other	55.7	51.5	213.9	222.9
New pilot contract transition costs	-	-	35.8	-
Restructuring charges	-	9.2	-	12.9
Fleet transition costs - MD-80	-	-	-	47.5
Fleet transition costs - CRJ-700	-	6.7	-	13.5
Fleet transition costs - Q200	-	0.5	8.8	10.2
Total Operating Expenses	793.3	933.8	3,132.4	3,834.8
Operating Income (Loss)	52.8	(106.7)	267.4	(172.2)

Nonoperating Income (Expense):
Interest income	8.2	10.9	32.6	42.4
Interest expense	(22.7)	(28.0)	(100.5)	(102.3)
Interest capitalized	1.6	4.7	7.6	23.2
Other - net	2.1	(0.9)	(4.2)	(4.3)
	(10.8)	(13.3)	(64.5)	(41.0)
Income (loss) before income tax	42.0	(120.0)	202.9	(213.2)
Income tax expense (benefit)	17.9	(44.8)	81.3	(77.3)
Net Income (Loss)	$24.1	$(75.2)	$121.6	$(135.9)

Basic Earnings (Loss) Per Share:	$0.68	$(2.08)	$3.39	$(3.74)
Diluted Earnings (Loss) Per Share:	$0.67	$(2.08)	$3.36	$(3.74)
Shares Used for Computation:
Basic	35.323	36.225	35.815	36.343
Diluted	35.844	36.225	36.154	36.343

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)	December 31, 2009	December 31, 2008

Cash and marketable securities	$1,192	$1,077

Total current assets	1,634	1,509
Property and equipment-net	3,168	3,168
Other assets	183	159
Total assets	$4,985	$4,836

Current liabilities	$1,258	$1,361
Long-term debt	1,699	1,596
Other liabilities and credits	1,156	1,217
Shareholders' equity	872	662
Total liabilities and shareholders' equity	$4,985	$4,836

Debt to Capitalization, adjusted for operating leases	76%:24%	81%:19%

Number of common shares outstanding	35.591	36.275

Air Group Net Income (Loss) and EPS Reconciliation:

The following table reconciles Alaska Air Group, Inc.'s net income (loss) and amounts per share during 2009 and 2008 excluding certain noted items to the most directly related amounts as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended December 31,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below	$4.4	$0.12	$16.4	$0.45
Restructuring charges, net of tax	-	-	(5.8)	(0.16)
Fleet transition costs - CRJ-700, net of tax	-	-	(4.2)	(0.12)
Adjustments to reflect the timing of gain or loss recognition
resulting from mark-to-market fuel-hedge accounting, net of tax	19.7	0.55	(50.3)	(1.39)
Realized losses on hedge portfolio restructuring, net of tax	-	-	(31.3)	(0.86)
Reported GAAP amounts	$24.1	$0.67	$(75.2)	$(2.08)

	Twelve Months Ended December 31,
	2009		2008
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below	$88.7	$2.45	$4.4	$0.12
Change in Mileage Plan terms, net of tax	-	-	26.5	0.73
New pilot contract transition costs, net of tax	(22.3)	(0.62)	-	-
Restructuring charges, net of tax	-	-	(8.1)	(0.22)
Fleet transition costs - MD-80, net of tax	-	-	(29.8)	(0.82)
Fleet transition costs - CRJ-700, net of tax	-	-	(8.4)	(0.23)
Adjustments to reflect the timing of gain or loss recognition
resulting from mark-to-market fuel-hedge accounting, net of tax	55.2	1.53	(89.2)	(2.46)
Realized losses on hedge portfolio restructuring, net of tax	-	-	(31.3)	(0.86)
Reported GAAP amounts	$121.6	$3.36	$(135.9)	$(3.74)

Note 1:	Diluted EPS, excluding special items was calculated using diluted weighted-average shares outstanding of 36.568 million and 36.657 million for the three and twelve months ended December 31, 2008, respectively.

Note 2:	Adjusted items are presented net of tax at our incremental tax rate of 37.8% for 2009 and 37.5% for 2008.

Alaska Airlines Financial and Statistical Data

	Three Months Ended December 31,						Twelve Months Ended December 31,

Financial Data (in millions):	2009		2008		% Change		2009		2008		% Change
Operating Revenues:
Passenger	$594.5		$602.5		(1.3)		$2,438.8		$2,643.7		(7.8)
Freight and mail	22.5		22.2		1.4		91.5		99.3		(7.9)
Other - net	50.8		34.0		49.4		187.3		135.2		38.5
Change in Mileage Plan terms	-		-		NM		-		42.3		NM
Total mainline operating revenues	667.8		658.7		1.4		2,717.6		2,920.5		(6.9)
Passenger - purchased capacity	77.0		66.9		15.1		288.4		300.8		(4.1)
Total Operating Revenues	744.8		725.6		2.6		3,006.0		3,221.3		(6.7)

Operating Expenses:
Wages and benefits	197.7		183.8		7.6		792.6		742.7		6.7
Variable incentive pay	17.6		5.0		252.0		61.6		15.8		289.9
Aircraft fuel, including hedging gains and losses	143.1		298.4		(52.0)		549.0		1,162.4		(52.8)
Aircraft maintenance	40.5		38.5		5.2		169.9		150.6		12.8
Aircraft rent	27.2		23.8		14.3		109.0		106.2		2.6
Landing fees and other rentals	42.4		40.8		3.9		166.8		167.7		(0.5)
Contracted services	30.3		29.7		2.0		118.9		130.2		(8.7)
Selling expenses	27.9		20.4		36.8		104.7		116.0		(9.7)
Depreciation and amortization	45.9		42.7		7.5		178.5		165.9		7.6
Food and beverage service	12.8		11.2		14.3		47.7		48.3		(1.2)
Other	41.9		40.1		4.5		161.2		170.3		(5.3)
New pilot contract transition costs	-		-		NM		35.8		-		NM
Restructuring charges	-		9.2		NM		-		12.9		NM
Fleet transition costs - MD-80	-		-		NM		-		47.5		NM
Total mainline operating expenses	627.3		743.6		(15.6)		2,495.7		3,036.5		(17.8)
Purchased capacity costs	75.2		66.9		12.4		281.5		313.7		(10.3)
Total Operating Expenses	702.5		810.5				2,777.2		3,350.2

Operating Income (Loss)	42.3		(84.9)		NM		228.8		(128.9)		NM

Interest income	9.4		13.1				38.6		51.3
Interest expense	(20.6)		(25.0)				(88.1)		(92.5)
Interest capitalized	1.6		4.1				7.3		20.2
Other - net	2.5		(0.7)				(2.8)		(3.4)
	(7.1)		(8.5)				(45.0)		(24.4)

Income (Loss) Before Income Tax	$35.2		$(93.4)				$183.8		$(153.3)

Mainline Operating Statistics:
Revenue passengers (000)	3,765		3,772		(0.2)		15,561		16,809		(7.4)
RPMs (000,000) "traffic"	4,550		4,302		5.8		18,362		18,712		(1.9)
ASMs (000,000) "capacity"	5,675		5,590		1.5		23,144		24,218		(4.4)
Passenger load factor	80.2%		77.0%		3.2	pts	79.3%		77.3%		2.0	pts
Yield per passenger mile	13.07	¢	14.01	¢	(6.7)		13.28	¢	14.13	¢	(6.0)
Operating revenue per ASM "RASM"	11.77	¢	11.78	¢	(0.1)		11.74	¢	12.06	¢	(2.7)
Change in Mileage Plan terms per ASM	0.00	¢	0.00	¢	NM		0.00	¢	0.17	¢	NM
RASM excluding change in Mileage Plan terms	11.77	¢	11.78	¢	(0.1)		11.74	¢	11.89	¢	(1.3)
Passenger revenue per ASM	10.48	¢	10.78	¢	(2.8)		10.54	¢	10.92	¢	(3.5)
Operating expense per ASM	11.05	¢	13.30	¢	(16.9)		10.78	¢	12.54	¢	(14.0)
Operating expense per ASM excluding fuel, new pilot contract transition costs, restructuring charges and fleet transition costs (a)	8.53	¢	7.80	¢	9.4		8.26	¢	7.49	¢	10.2
GAAP fuel cost per gallon	$1.91		$3.95		(51.6)		$1.81		$3.48		(48.0)
Economic fuel cost per gallon (b)	$2.26		$2.52		(10.3)		$2.05		$3.00		(31.7)
Fuel gallons (000,000)	75.0		75.5		(0.7)		304.9		333.8		(8.7)
Average number of full-time equivalent employees	8,701		9,156		(5.0)		8,915		9,628		(7.4)
Aircraft utilization (blk hrs/day)	9.3		10.0		(7.0)		9.8		10.6		(7.5)
Average aircraft stage length (miles)	1,058		995		6.3		1,034		979		5.6
Operating fleet at period-end	115		110		5 a/c		115		110		5 a/c

Purchased Capacity Operating Statistics:
RPMs (000,000)	276		227		21.6		1,053		1,100		(4.3)
ASMs (000,000)	373		316		18.0		1,431		1,469		(2.6)
Passenger load factor	74.0%		71.8%		2.2	pts	73.6%		74.9%		(1.3	)pts
Yield per passenger mile	27.90	¢	29.47	¢	(5.3)		27.39	¢	27.35	¢	0.1
Operating revenue per ASM	20.64	¢	21.17	¢	(2.5)		20.15	¢	20.48	¢	(1.6)
Operating expenses per ASM	20.16	¢	21.17	¢	(4.8)		19.67	¢	21.35	¢	(7.9)

NM = Not Meaningful

(a) See page 10 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(b) See page 12 for a reconciliation of economic fuel cost.

Horizon Air Financial and Statistical Data

	Three Months Ended December 31,						Twelve Months Ended December 31,

Financial Data (in millions):	2009		2008		% Change		2009		2008		% Change
Operating Revenues:
Passenger - brand flying	$98.2		$98.5		(0.3)		$381.9		$429.2		(11.0)
Passenger - Alaska capacity purchase arrangement	70.5		62.5		12.8		261.7		293.7		(10.9)
Total passenger revenue	168.7		161.0		4.8		643.6		722.9		(11.0)
Freight and mail	0.7		0.6		16.7		2.7		2.7		-
Other - net	2.1		2.1		-		8.1		8.3		(2.4)
Total Operating Revenues	171.5		163.7		4.8		654.4		733.9		(10.8)

Operating Expenses:
Wages and benefits	48.2		46.9		2.8		185.2		194.1		(4.6)
Variable incentive pay	6.2		1.4		342.9		14.4		5.6		157.1
Aircraft fuel, including hedging gains and losses	29.4		60.4		(51.3)		109.1		236.0		(53.8)
Aircraft maintenance	13.6		10.7		27.1		53.2		58.2		(8.6)
Aircraft rent	11.1		13.2		(15.9)		44.7		56.9		(21.4)
Landing fees and other rentals	15.3		13.6		12.5		57.7		57.2		0.9
Contracted services	8.3		7.1		16.9		32.1		29.1		10.3
Selling expenses	6.6		6.4		3.1		27.1		31.1		(12.9)
Depreciation and amortization	10.7		8.7		23.0		39.5		37.5		5.3
Food and beverage service	0.6		0.5		20.0		2.4		2.6		(7.7)
Other	10.4		9.0		15.6		39.4		42.7		(7.7)
Fleet transition costs - CRJ-700	-		6.7		NM		-		13.5		NM
Fleet transition costs - Q200	-		0.5		NM		8.8		10.2		NM
Total Operating Expenses	160.4		185.1		(13.3)		613.6		774.7		(20.8)

Operating Income (Loss)	11.1		(21.4)		NM		40.8		(40.8)		NM

Interest income	0.5		1.6				2.0		5.4
Interest expense	(3.7)		(6.7)				(19.9)		(23.6)
Interest capitalized	-		0.7				0.3		3.0
Other - net	(0.2)		0.1				(0.4)		0.2
	(3.4)		(4.3)				(18.0)		(15.0)

Income (Loss) Before Income Tax	$7.7		$(25.7)				$22.8		$(55.8)

Combined Operating Statistics: (a)
Revenue passengers (000)	1,704		1,636		4.2		6,759		7,390		(8.5)
RPMs (000,000) "traffic"	609		561		8.6		2,408		2,635		(8.6)
ASMs (000,000) "capacity"	822		786		4.6		3,292		3,617		(9.0)
Passenger load factor	74.1%		71.4%		2.7	pts	73.1%		72.9%		0.2	pts
Yield per passenger mile	27.70	¢	28.70	¢	(3.5)		26.73	¢	27.43	¢	(2.6)
Operating revenue per ASM (RASM)	20.86	¢	20.83	¢	0.1		19.88	¢	20.29	¢	(2.0)
Passenger revenue per ASM	20.52	¢	20.48	¢	0.2		19.55	¢	19.99	¢	(2.2)
Operating expense per ASM	19.51	¢	23.55	¢	(17.2)		18.64	¢	21.42	¢	(13.0)
Operating expense per ASM excluding fuel and CRJ-700 fleet transition costs (b)	15.94	¢	15.01	¢	6.2		15.33	¢	14.52	¢	5.5
GAAP fuel cost per gallon	$1.96		$4.08		(52.0)		$1.82		$3.53		(48.4)
Economic fuel cost per gallon (c)	$2.32		$2.58		(10.1)		$2.07		$3.05		(32.1)
Fuel gallons (000,000)	15.0		14.8		1.4		60.1		66.9		(10.2)
Average number of full-time equivalent employees	3,275		3,466		(5.5)		3,308		3,699		(10.6)
Aircraft utilization (blk hrs/day)	8.1		8.0		1.3		8.3		8.3		-
Average aircraft stage length (miles)	330		315		4.8		327		322		1.6
Operating fleet at period-end	58		59		(1	) a/c	58		59		(1	) a/c

NM = Not Meaningful

(a) Represents combined information for Horizon flights, including those operated under a Capacity Purchase Agreement (CPA) with
Alaska . See page 11 for additional line of business information.
(b) See page 11 for a reconciliation of these non-GAAP measures and page 10 for a discussion about why these measures may be important to investors.
(c) See page 12 for a reconciliation of economic fuel cost.

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of this measure of unit costs excluding fuel, purchased capacity costs, and other noted items may be important to investors for the following reasons:

•   By eliminating fuel expense and certain special items from our unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

•      Cost per ASM excluding fuel and certain special items is one of the most important measures used by managements of both Alaska and Horizon and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•      Cost per ASM excluding fuel (and other items as specified in our plan documents) is an important metric for the employee incentive plan that covers company management and the majority of other employee groups.

•      Cost per ASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•      Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as new pilot contract transition costs and fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•      Although we disclose our “mainline” passenger unit revenues for Alaska, we do not (nor are we able to) evaluate mainline unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total mainline operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

Alaska Airlines, Inc.
(in millions, except for per ASM unit information)

	Three Months Ended December 31			Twelve Months Ended December 31,

Mainline unit cost reconciliations:	2009		2008	2009	2008
Mainline operating expenses	$627.3		$743.6	$2,495.7	$3,036.5
Mainline ASMs	5,675		5,590	23,144	24,218

Mainline operating expenses per ASM	11.05	¢	13.30 ¢	10.78 ¢	12.54 ¢

Mainline operating expenses	$627.3		$743.6	$2,495.7	$3,036.5
Less: aircraft fuel, including hedging gains and losses	(143.1)		(298.4)	(549.0)	(1,162.4)
Less: new pilot contract transition costs	-		-	(35.8)	-
Less: restructuring charges	-		(9.2)	-	(12.9)
Less: fleet transition costs - MD-80	-		-	-	(47.5)
Mainline operating expenses excluding fuel and other noted items	$484.2		$436.0	$1,910.9	$1,813.7
Mainline ASMs	5,675		5,590	23,144	24,218
Mainline operating expenses per ASM excluding fuel and other noted items	8.53	¢	7.80 ¢	8.26 ¢	7.49 ¢

	Three Months Ended December 31			Twelve Months Ended December 31,

Reconciliation to GAAP income (loss) before taxes :	2009		2008	2009	2008
Income before taxes, excluding items noted below	$8.9		$23.8	$145.9	$25.2
Change in Mileage Plan terms	-		-	-	42.3
New pilot contract transition costs	-		-	(35.8)	-
Restructuring charges	-		(9.2)	-	(12.9)
Fleet transition costs - MD-80	-		-	-	(47.5)
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	26.3		(66.5)	73.7	(118.9)
Realized losses on hedge portfolio restructuring	-		(41.5)	-	(41.5)
GAAP income (loss) before taxes as reported	$35.2		$(93.4)	$183.8	$(153.3)

Note:  Mainline operating expenses per ASM excluding fuel and other noted items was higher than our most recent cost guidance provided in our December 22, 2009 Investor Update. The increase was primarily due to final adjustments to our incentive pay expense, higher-than-expected employee medical costs, the write-off of certain discontinued capital projects, and higher costs associated with environmental remediation, legal costs, and winter operations.

Horizon Air Industries, Inc.
(in millions, except for per ASM unit information)
	Three Months Ended December 31			Twelve Months Ended December 31,

Unit cost reconciliations:	2009		2008	2009		2008
Operating expenses	$160.4		$185.1	$613.6		$774.7
ASMs	822		786	3,292		3,617

Operating expenses per ASM	19.51	¢	23.55 ¢	18.64	¢	21.42 ¢

Operating expenses	$160.4		$185.1	$613.6		$774.7
Less: aircraft fuel, including hedging gains and losses	(29.4)		(60.4)	(109.1)		(236.0)
Less: fleet transition costs - CRJ-700	-		(6.7)	-		(13.5)

Operating expenses excluding fuel and CRJ-700 fleet transition costs	$131.0		$118.0	$504.5		$525.2
ASMs	822		786	3,292		3,617

Operating expenses per ASM excluding fuel and CRJ-700 fleet transition costs	15.94	¢	15.01 ¢	15.33	¢	14.52 ¢

Unit cost reconciliations-excluding all fleet transition costs:
Operating expenses	$160.4		$185.1	$613.6		$774.7
Less: aircraft fuel, including hedging gains and losses	(29.4)		(60.4)	(109.1)		(236.0)
Less: fleet transition costs - CRJ-700	-		(6.7)	-		(13.5)
Less: fleet transition costs - Q200	-		(0.5)	(8.8)		(10.2)

Operating expenses excluding fuel and all fleet transition costs	$131.0		$117.5	$495.7		$515.0
ASMs	822		786	3,292		3,617

Operating expenses per ASM excluding fuel and all fleet transition costs	15.94	¢	14.95 ¢	15.06	¢	14.24 ¢

Reconciliation to GAAP income (loss) before taxes:
Income (loss) before taxes, excluding items noted below	$2.3		$3.2	$7.7		$(10.4)
Fleet transition costs - CRJ-700	-		(6.7)	-		(13.5)
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	5.4		(13.7)	15.1		(23.4)
Realized losses on hedge portfolio restructuring	-		(8.5)	-		(8.5)
GAAP income (loss) before taxes as reported	$7.7		$(25.7)	$22.8		$(55.8)

Line of Business Information:
Horizon brand flying includes those routes in the Horizon system not covered by the Alaska Capacity Purchase Agreement (CPA).  Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon.  In the CPA arrangement, Horizon is insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity.  As a result, yield and load factor information is not presented.

	Three Months Ended December 31, 2009
	Capacity and Mix				Load Factor		Yield		RASM
	2009 Actual (000,000)	2008 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual	Change Y-O-Y	Actual	Change Y-O-Y
Brand Flying	464	485	(4.3%)	56%	73.5%	2.6	28.78¢	0.5%	21.74¢	4.1%
Alaska CPA	358	301	18.9%	44%	NM	NM	NM	NM	19.69¢	(5.2%)
System Total	822	786	4.6%	100%	74.1%	2.7	27.70¢	(3.5%)	20.86¢	0.1%

NM= Not Meaningful

	Twelve Months Ended December 31, 2009
	Capacity and Mix				Load Factor		Yield		RASM
	2009 Actual (000,000)	2008 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual	Change Y-O-Y	Actual	Change Y-O-Y
Brand Flying	1,927	2,221	(13.2%)	59%	72.4%	1.3	27.36¢	0.6%	20.38¢	2.8%
Alaska CPA	1,365	1,396	(2.2%)	41%	NM	NM	NM	NM	19.17¢	(8.9%)
System Total	3,292	3,617	(9.0%)	100%	73.1%	0.2	26.73¢	(2.6%)	19.88¢	(2.0%)

NM= Not Meaningful

Alaska Airlines Fuel Reconciliation
(in millions, except for per gallon amounts)
	Three Months Ended December 31,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$161.7	$2.16	$185.0	$2.45
Minus gains, or plus the losses, during the period on settled hedges	7.7	0.10	5.4	0.07
Economic fuel expense	$169.4	$2.26	$190.4	$2.52
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(26.3)	(0.35)	66.5	0.88
Plus net realized losses on hedge portfolio restructuring*	-	-	41.5	0.55
Total adjustments	(26.3)	(0.35)	108.0	1.43
GAAP fuel expense	$143.1	$1.91	$298.4	$3.95
Fuel gallons	75.0		75.5

	Twelve Months Ended December 31,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$572.3	$1.88	$1,103.8	$3.31
Minus gains, or plus the losses, during the period on settled hedges	50.4	0.17	(101.8)	(0.30)
Economic fuel expense	$622.7	$2.05	$1,002.0	$3.00
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(73.7)	(0.24)	118.9	0.36
Plus net realized losses on hedge portfolio restructuring*	-	-	41.5	0.12
Total adjustments	(73.7)	(0.24)	160.4	0.48
GAAP fuel expense	$549.0	$1.81	$1,162.4	$3.48
Fuel gallons	304.9		333.8

Horizon Air Fuel Reconciliation
(in millions, except for per gallon amounts)
	Three Months Ended December 31,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$33.2	$2.21	$37.1	$2.51
Minus gains, or plus the losses, during the period on settled hedges	1.6	0.11	1.1	0.07
Economic fuel expense	$34.8	$2.32	$38.2	$2.58
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(5.4)	(0.36)	13.7	0.93
Plus net realized losses on hedge portfolio restructuring*	-	-	8.5	0.57
Total adjustments	(5.4)	(0.36)	22.2	1.50
GAAP fuel expense	$29.4	$1.96	$60.4	$4.08
Fuel gallons	15.0		14.8

	Twelve Months Ended December 31,
	2009		2008
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$113.9	$1.90	$225.0	$3.36
Minus gains, or plus the losses, during the period on settled hedges	10.3	0.17	(20.9)	(0.31)
Economic fuel expense	$124.2	$2.07	$204.1	$3.05
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(15.1)	(0.25)	23.4	0.35
Plus net realized losses on hedge portfolio restructuring*	-	-	8.5	0.13
Total adjustments	(15.1)	(0.25)	31.9	0.48
GAAP fuel expense	$109.1	$1.82	$236.0	$3.53
Fuel gallons	60.1		66.9

* In 2008, these amounts represent losses on the early termination of hedge contracts originally scheduled to settle in 2009 and 2010.